UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2018

Catasys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd, Suite 1100 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 444-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 2, 2018, Catasys, Inc. (the “Company”) held its 2018 Annual Meeting of stockholders (the “Annual Meeting”). The following matters were considered:

1. Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote

(1) Mr. Terren S. Peizer	10,647,353	5,227	2,573,603
(2) Mr. Richard A. Anderson	10,647,353	5,202	2,573,603
(3) Mr. Richard A. Berman	10,647,353	5,202	2,573,603
(4) Mr. David E. Smith	10,603,580	49,000	2,573,603
(5) Mr. Richard J. Berman	10,571,755	80,825	2,573,603
(6) Mr. Michael Sherman	10,598,684	53,896	2,573,603

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the 2018 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

13,209,704	13,924	2,555	0

3. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the compensation tables and the related disclosure contained in the proxy statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

10,265,562	370,910	16,108	2,573,603

4. Advisory Resolution on Frequency of Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED” that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934 every (i) year, (ii) two years, or (iii) three years (select one). The voting results were as follows:

Three Years	Two Years	One year	Abstain	Broker Non-Vote

9,628,306	11,618	1,008,582	4,074	2,573,603

5. Amendment to the Company’s 2017 Stock Incentive Plan

Stockholders approved an amendment to the Company’s 2017 Stock Incentive Plan to provide for an additional 1,400,000 shares to be issued in connection with awards granted thereunder. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

10,132,142	517,534	2,904	2,573,603

 In light of the foregoing vote regarding Proposal Four, the Company has decided to include an advisory stockholder vote on the compensation of executives in its proxy materials every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2019	CATASYS, INC.

	By:	/s/ Christopher Shirley
	Name:	Christopher Shirley
	Title:	Chief Financial Officer

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